POWER OF ATTORNEY

The undersigned hereby constitutes and appoints each of

Patricia D. Horn and Sean Trauschke, signing singly, the

undersigned's true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in the

undersigned's capacity as a director and/or officer of OGE

Energy Corp. (the "Company"), Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934, as

amended, and the rules and regulations thereunder:

(11) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to

complete and execute any such Form 3, 4 or 5 and timely

file such form with the United States Securities and

Exchange Commission and any stock exchange or similar

authority; and

(111) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-

in-fact, may be of benefit to, in the best interest of, or

legally required by, the undersigned, it being understood

that the documents executed by such attorney-in-fact on

behalf of the undersigned pursuant to this Power of

Attorney shall be in such form and shall contain such

terms and conditions as such attorney-in-fact may approve

in his or her discretion.

The undersigned hereby grants to each attorney-in-fact named above full power and authority to do and perform any and every act requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully as the undersigned could do it personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein

granted. The undersigned acknowledges that the foregoing

attorney-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the company assuming,

any of the undersigned’s responsibilities to comply with Section

16 of the Securities Exchange Act of 1934, as amended.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4,

and 5 with respect to the undersigned's holdings of, and

transactions in, securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this

Power of Attorney to be executed as of this 22nd day of February, 2010.

E. Keith Mitchell, Pursuant to Power of
Attorney being filed herewith